Income taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
Income taxes
5.2 Income taxes

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2026	2025	2026	2025

Current income tax expense	(27.3)	(29.3)	(48.4)	(51.8)
Deferred income tax benefit	6.6	35.7	14.9	50.9
Income tax (expense) / benefit	(20.7)	6.4	(33.5)	(0.8)

Income tax expense for the three and six-month periods ended June 30, 2026, was CHF 20.7 million and CHF 33.5 million, respectively. This compares to Income tax (expense) / benefit of CHF 6.4 million and CHF (0.8) million for the corresponding periods in 2025. The effective income tax rate was 16.5% and 13.9% for the three and six-month periods ended June 30, 2026, respectively, compared to 13.5% and 5.1% for the three and six-month periods ended June 30, 2025, respectively. The increases to the effective income tax rates were mainly due to deferred income tax benefits during the three and six-month periods ended June 30, 2025 related to the elimination of intercompany profits in inventory, as well as higher effectiveness of certain tax incentives and prior year adjustments during the three and six-month periods ended June 30, 2025.
Our Income tax (expense) / benefit for interim periods is determined using an estimate of our annual effective tax rate, which is subject to several factors, including our ability to accurately forecast our annual pre-tax income, tax incentives, implications related to the elimination of intercompany profits in inventory, and the subjectivity of the geopolitical and macroeconomic situations.